UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 5, 2008
Cohu, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California	92064

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 858-848-8100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As reported in a Current Report on Form 8-K filed by Cohu, Inc. (“Cohu” or “the Company”) on December 11, 2008, Cohu completed the acquisition of all of the outstanding share capital of Rasco GmbH, Rosenheim Automation Systems Corporation and certain assets of Rasco Automation Asia (collectively “Rasco”) on December 9, 2008. Pursuant to Item 9.01 of Form 8-K, this Form 8-K/A amends the Form 8-K filed on December 11, 2008 and is being filed in order to include the historical financial statements of Rasco and the related pro forma financial information that were excluded from such Form 8-K as permitted by Item 9.01 of Form 8-K. In accordance with Securities Exchange Act Rule 12b-15, the complete text of Items 2.01 and 9.01 as amended are set forth below.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     Cohu, through its wholly owned semiconductor equipment subsidiary, Delta Design, Inc., a Delaware corporation, and certain subsidiaries of Delta Design (collectively, “Delta”), entered into a Share Purchase and Transfer Agreement and an Asset Purchase Agreement (collectively, the “Purchase Agreements”) on December 5, 2008 and December 9, 2008, respectively, with Dover Electronic Technologies, Inc. and other subsidiaries of Dover Corporation (collectively, “Dover”), pursuant to which Delta acquired all of the outstanding share capital of Rasco GmbH, a limited liability company formed pursuant to the laws of the Federal Republic of Germany, Rosenheim Automation Systems Corporation, a California corporation, and certain assets of Rasco Automation Asia (collectively “Rasco”). Rasco, headquartered near Munich, Germany, designs, manufactures and sells Gravity-Feed and Strip Semiconductor Test Handlers used in final test operations by semiconductor manufacturers and test subcontractors. Under the terms of the Purchase Agreements, the total purchase price was $80.0 million in cash that was funded out of Cohu’s existing cash reserves. The acquisition of Rasco was completed on December 9, 2008.
     The foregoing description of the acquisition and the Purchase Agreements is qualified in its entirety by reference to the Purchase Agreements, copies of which were attached as Exhibit 10.1 and Exhibit 10.2, to the Company’s initial 8-K filed December 11, 2008, and are incorporated by reference herein.
     On December 8, 2008, Cohu issued a press release announcing the acquisition. A copy of the press release was attached as Exhibit 99.1 to the Company’s initial 8-K filed December 11, 2008, and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
          This Form 8-K/A amends the initial Form 8-K filed on December 11, 2008. The following financial statements are included in this report:
          Audited combined balance sheet of Rasco Group as of December 31, 2007 and the related combined statements of income and comprehensive income, changes in equity and cash flows for the year then ended and notes thereto are attached hereto as Exhibit 99.3.
          Unaudited combined financial statements of Rasco Group as of September 30, 2008 and for the nine months ended September 30, 2007 and 2008 are attached hereto as Exhibit 99.4
(b)	Pro Forma Financial Information.
     An unaudited pro forma condensed combined balance sheet as of September 27, 2008, and unaudited pro forma condensed combined statements of operations for the year ended December 29, 2007, and for the nine months ended September 27, 2008 are attached hereto as Exhibit 99.2.
(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description
10.1*	Share Purchase and Transfer Agreement dated December 5, 2008 by and among Delta Design, Inc. (and certain of its subsidiaries) and Dover Electronic Technologies, Inc (and certain of its subsidiaries)

10.2*	Asset Purchase Agreement dated December 9, 2008 by and between a subsidiary of Delta Design, Inc. and certain subsidiaries of Dover Electronic Technologies, Inc.

23.1	Consent of PricewaterhouseCoopers LLP

99.1*	Press release dated December 8, 2008, of Cohu, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

99.3	Audited Financial Statements of Business Acquired as of December 31, 2007

99.4	Unaudited Financial Statements of Business Acquired as of September 30, 2008

*	Incorporated by reference to the same numbered exhibit to the Company’s Form 8-K as filed with the Securities and Exchange Commission on December 11, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.
February 18, 2009	By: Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance & CFO

Exhibit Index

Exhibit No.	Description
10.1*	Share Purchase and Transfer Agreement dated December 5, 2008 by and among Delta Design, Inc. (and certain of its subsidiaries) and Dover Electronic Technologies, Inc (and certain of its subsidiaries)

10.2*	Asset Purchase Agreement dated December 9, 2008 by and between a subsidiary of Delta Design, Inc. and certain subsidiaries of Dover Electronic Technologies, Inc.

23.1	Consent of PricewaterhouseCoopers LLP

99.1*	Press release dated December 8, 2008, of Cohu, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

99.3	Audited Financial Statements of Business Acquired as of December 31, 2007

99.4	Unaudited Financial Statements of Business Acquired as of September 30, 2008

*	Incorporated by reference to the same numbered exhibit to the Company’s Form 8-K as filed with the Securities and Exchange Commission on December 11, 2008.